Exhibit 10.32


                                LOCK-UP AGREEMENT

     AGREEMENT, by and between IDM ENVIRONMENTAL CORP., a New Jersey corporation (the "Company"), and the undersigned holders of warrants of the Company (the "Holders").

                              W I T N E S S E T H :

     WHEREAS, the Company previously sold to the Holders certain Promissory Notes (the "Prior Notes") and Warrants (the "$3.00 Warrants");

     WHEREAS, the Company desires to secure the commitment of the Holders to "lock-up" the shares issuable in connection with the $3.00 Warrants for the period described herein;

     WHEREAS, the Holders are willing and able to "lock-up" the underlying shares of common stock in exchange for the issuance to the Holders of the number of new warrants (the "Lock-Up Warrants") set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises herein, the parties hereto agree as follows:

          1. Lock-Up of Warrant Shares. The Holders agree that they will not, without the prior written consent of the Company, sell, assign, transfer, pledge, hypothecate or otherwise dispose of any of the shares of common stock underlying the $3.00 Warrants (the "Warrant Shares") prior to July 30, 1998 (the "Lock-Up Period"). In order to enforce the "lock-up" requirement under this paragraph 1, the Warrant Shares shall bear a legend indicating that the Warrant Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of before July 30, 1998 without the prior written consent of the Company.

          2. Issuance of New Warrants to Holders. As consideration for the Holders' "lock-up" agreement pursuant to paragraph 1, the Company agrees to issue to the Holders an aggregate of 1,270,000 warrants (the "Lock-Up Warrants") which shall be substantially in the form attached hereto as Exhibit A. The Lock-Up Warrants shall be allocated among and issued to the Holders in the numbers set forth on the signature page.

          3. Registration Rights. (a) The Company will use commercially reasonable efforts to cause a registration statement (the "New Registration Statement") covering the resale of the shares of common stock underlying the Lock-Up Warrants (the "Lock-Up Warrant Shares") to be filed with the Securities and Exchange Commission no later than April 17, 1998. The Company will use commercially reasonable efforts to cause the New Registration Statement to remain effective for three years. The New Registration Statement shall be accompanied by blue sky clearances in such states as Holders may reasonably request.

               (b) The Company shall pay all expenses in connection with the preparation and filing of the New Registration Statement, other than the Holders' underwriting discounts, legal fees and other costs incurred by the Holders on a voluntary basis.

               (c) The Company  shall supply to the Holders a reasonable  number of copies of the New Registration Statement, prospectuses and other related materials prepared by the Company. The Company and the Holders shall execute and deliver to each other indemnity agreements which are conventional in registered offerings of the nature contemplated. The Holders shall reasonably cooperate with the Company in the preparation and filing of the New Registration Statement and appropriate amendments thereto.

               (d) Holders may transfer a proportionate part of its registration rights to a limited number of permitted transferees of the Lock-Up Warrants or portions thereof. A "permitted transferee" is a person to whom a transfer is made in compliance with the provisions of paragraph 4 below.

               (e) Once the New Registration Statement is effective, the Company will issue UNLEGENDED shares of common stock (except as may be required by paragraph 1 above) on exercise of the Lock-Up Warrants, whether or not such shares are sold simultaneous with such exercise.

               (f) Should the Holders from time to time or times give to the Company notice that it has assigned the Lock-Up Warrants or any portion thereof, the Company shall within three business days file a supplement to the registration statement to reflect the name(s) of the transferee(s) as a selling shareholder(s).

          4. Securities Representations. (a) Holders represent and warrant that they are acquiring the Lock-Up Warrants solely for investment, solely for their own account and not with a view to or for the resale or distribution thereof except as permitted under the New Registration Statement.

               (b) Holders understand that they may sell or otherwise transfer the Lock-Up Warrants or the Lock-Up Warrant Shares only if such transaction is duly registered under the Securities Act of 1933, as amended (the "1933 Act"), under the New Registration Statement or otherwise, or if Holder shall have received the favorable opinion of counsel to the Holder, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the 1933 Act and registration or qualification in every applicable state. Subject to the provisions of paragraph 3(e) above, the certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply. Holder realizes that the Lock-Up Warrants and, prior to the effectiveness of the New Registration Statement, the Lock-Up Warrant Shares are not liquid investments.

               (c) Holders have had the opportunity to discuss the Company's affairs with the Company's officers and to review the Company's filings with the Securities and Exchange Commission (the "Commission"), including the currently effective registration statement on Form S-3 (the "Prior Registration Statement") and the Commission's accounting comments relating to the Prior Registration Statement.

               (d) Holders have not relied upon the advice of "Purchaser Representatives" (as defined in Regulation D of the 1933 Act) in evaluating the risks and merits of this investment. Holders have the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

               (e) Holders represent and warrant that they are "accredited investors" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the 1933 Act. Holders acknowledge that Holders are able to bear the economic risk of losing Holder's entire investment in the Warrant Shares and the Lock-Up Warrant Shares and understands that an investment in the Company involves substantial risks; Holders have the power and authority to enter into this agreement, and the execution and delivery of, and performance under, this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Holders; and Holders have invested in previous transactions involving restricted securities.

          5. Prior Agreements Confirmed. The Company and the Holders confirm their obligations under the agreements dated August 13, 1997 pursuant to which the Company issued the $3.00 Warrants.

          6. Legal Fees. The Company, upon execution of this Agreement by all parties, shall pay legal fees in the amount of $15,000 to Oscar D. Folger, counsel to the Holders.

          7. Miscellaneous. (a) This Agreement may not be changed or terminated except by written agreement among the parties hereto.

               (b) This Agreement shall be binding on the parties hereto and on their personal representatives and permitted assigns.

               (c) This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings between the parties with respect thereto.

               (d) This Agreement shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies.

               (e) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey. The federal and state courts sitting in the City of Newark, New Jersey shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

               (f) All notices, requests, service of process, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered, or (ii) one day after properly sent by a recognized national overnight courier service, addressed to the respective parties at their address set forth on the signature page for each Holder and addressed to the Company at 396 Whitehead Avenue, South River, New Jersey 08882, Attn: Chief Financial Officer, facsimile #
          (732) 390-9545, or (iii) on the day transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by a recognized national overnight courier service, in each case addressed to the respective parties at their address set forth in this Agreement. Either party may designate a different address by providing written notice of such new address to the other party hereto as provided above.

               (g) Each party hereto shall be responsible for its own expenses with regard to the negotiation and execution of this Agreement.

               (h) The Company may waive, in writing, the lock-up requirements of paragraph 1 with respect to part or all of the Warrant Shares on any one or more occasions. Any such waiver shall be binding upon the Company but shall not be construed as a waiver of any other lock-up requirements or other provisions of this Agreement unless expressly provided for in writing.

               (i) If one or more of the provisions contained herein for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and date set forth below.

Dated:                                  IDM ENVIRONMENTAL CORP.
     -----------, 1998

                                        By:
                                          ------------------------
                                        Title:
                                          ------------------------


HOLDER:


Name:                                   No. of $3.00 Warrants:
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Address:                                No. of Lock-up Warrants:
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Fax No.                                 Signature:
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